UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported: January 25, 2018

Reliant Bancorp, Inc.
(Exact Name of Registrant as Specified in its Charter)

Tennessee	001-37391	37-1641316
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1736 Carothers Parkway, Suite 100 Brentwood, Tennessee	37027
(Address of Principal Executive Offices)	(Zip Code)

(615) 221-2020
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ⊠

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ⃞

Item 2.02	Results of Operations and Financial Condition.

On January 25, 2018, Reliant Bancorp, Inc. (formerly Commerce Union Bancshares, Inc.) (“Reliant Bancorp”), the parent company of Reliant Bank, issued a press release announcing fourth quarter and full year 2017 financial results. The press release is attached as Exhibit 99.1 to this Form 8-K. The information included in the press release is considered to be “furnished” under the Securities Exchange Act of 1934. Reliant Bancorp will include final financial statements and additional analyses for the year ended December 31, 2017 as part of its annual report on Form 10-K covering that period.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

	99.1	Press Release announcing fourth quarter and full year 2017 financial results issued by Reliant Bancorp, Inc., dated January 25, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RELIANT BANCORP, INC.

Date: January 25, 2018
/s/ DeVan D. Ard, Jr.
DeVan D. Ard, Jr.
Chairman, President, and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit(s)

99.1	Press Release announcing fourth quarter and full year 2017 financial results issued by Reliant Bancorp, Inc., dated January 25, 2018.